UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 8, 2025
(Date of earliest event reported)

C.H. ROBINSON WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-23189

Delaware	41-1883630
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

14701 Charlson Road
Eden Prairie, Minnesota 55347
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 952-937-8500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	CHRW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Pursuant to notice duly given, the Company held its 2025 Annual Meeting of Shareholders virtually on May 8, 2025 at www.virtualshareholdermeeting.com/CHRW2025 (“2025 Annual Meeting”). The number of outstanding shares on the record date for the 2025 Annual Meeting was 118,227,019 shares. At the 2025 Annual Meeting, 106,739,680 shares, or approximately 90% percent of the outstanding shares, were represented in person or by proxy. At the 2025 Annual Meeting, the shareholders of the Company: (1) elected the ten director nominees set forth below to serve one-year terms, expiring at the Company’s 2026 Annual Meeting of Shareholders; (2) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers; (3) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and (4) approved the C.H. Robinson Worldwide, Inc. Amended and Restated 2022 Equity Incentive Plan. The results of the matters voted upon by the shareholders are as follows:
1.Election of Directors

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
David P. Bozeman	95,651,559	277,752	151,926	10,658,443
Kermit R. Crawford	93,956,246	1,918,496	206,495	10,658,443
Timothy C. Gokey	95,063,078	883,466	134,693	10,658,443
Mark A. Goodburn	95,352,616	596,889	131,732	10,658,443
Mary J. Steele Guilfoile	89,808,460	6,067,433	205,344	10,658,443
Jodee A. Kozlak	92,283,595	3,667,060	130,582	10,658,443
Michael H. McGarry	94,689,290	1,245,177	146,770	10,658,443
Paige K. Robbins	95,772,932	174,141	134,164	10,658,443
Paula C. Toliver	95,764,999	174,844	141,394	10,658,443
Henry W. “Jay” Winship	94,749,756	1,189,117	142,364	10,658,443
2.Approval, on a non-binding basis, of the compensation of the Company’s Named Executive Officers

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
89,675,539	6,051,443	354,255	10,658,443
3.Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025

FOR	AGAINST	ABSTAIN
101,935,286	4,749,186	55,208
4. Approval of the Company's Amended and Restated 2022 Equity Incentive Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
69,889,287	26,109,475	82,475	10,658,443

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 12, 2025

C.H. ROBINSON WORLDWIDE, INC.

By:	/s/ Nicole H. Strydom
Nicole H. Strydom
Deputy General Counsel and Assistant Secretary